Exhibit 10.3

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This Amendment No. 1 to Credit Agreement (this “Amendment No. 1”) is dated as of March 4, 2016, by and among Renaissance Parent Corp., a Delaware corporation (“Holdings”), Gardner Denver, Inc., a Delaware corporation (the “U.S. Borrower”), GD German Holdings II GmbH, a company organized under the laws of Germany, as successor in interest to Gardner Denver Holdings GmbH & Co. KG (the “German Borrower”), GD First (UK) Limited, a company organized under the laws of England and Wales with company number 04955958 and its registered office at Springmill Street, Bradford West Yorkshire BD5 7HW (the “UK Borrower”; and together with the German Borrower and the U.S. Borrower, the “Borrowers”), the Lenders party hereto, and UBS AG, STAMFORD BRANCH, as administrative agent for the Lenders (the “Administrative Agent”) and as Letter of Credit Issuer and Swingline Lender.

WHEREAS, reference is hereby made to the Credit Agreement, dated as of July 30, 2013 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”) among inter alios Holdings, the U.S. Borrower, the U.K. Borrower, Gardner Denver Holdings GmbH & Co. KG, the Administrative Agent and the Lenders party thereto;

WHEREAS, the Borrowers have requested to extend the termination date of the Revolving Credit Commitments existing on the Amendment No. 1 Effective Date (as defined below), (the “Existing Revolving Credit Commitments” and the loans thereunder, the “Existing Revolving Credit Loans”) and to make certain amendments and other modifications to the Credit Agreement set forth herein;

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrowers may request to extend the Revolving Credit Maturity Date and establish Extended Revolving Credit Commitments and Extended Revolving Credit Loans by entering into an Extension Amendment;

WHEREAS, Section 13.1 and Section 2.14(g) of the Credit Agreement provides that the Credit Agreement and the other Credit Documents may be amended to effect an Extension Amendment for certain purposes;

WHEREAS, the parties hereto wish to amend the Credit Agreement on the terms set forth herein;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other valuable considerations, the parties hereto agree as follows:

Section 1. Definitions. Each capitalized term used herein and not otherwise defined in this Amendment No. 1 shall be defined in accordance with the Credit Agreement.

Section 2. Amendments to Credit Agreement. Effective as of the Amendment No. 1 Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

2.1          Amendments to Section 1.1. (a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in their correct alphabetical order:

“‘Amendment No. 1’ shall mean Amendment No. 1 to this Agreement, dated as of March 4, 2016, among each Credit Party, the Lenders party thereto, and the Administrative Agent.”

“‘Amendment No. 1 Effective Date’ shall mean the “Amendment No. 1 Effective Date” under and as defined in Amendment No. 1.”

“‘Amendment No. 1 Consenting Revolving Credit Lender’ shall mean each Revolving Credit Lender that has voted in favor of the Amendment No. 1 by executing it on or prior to March 7, 2016.”

“‘Amendment No. 1 Non-Consenting Revolving Credit Lender’ shall mean each Revolving Credit Lender other than the Amendment No. 1 Consenting Revolving Credit Lenders.”

“‘Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.”

“‘Bail-In Legislation’ means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.”

“‘EEA Financial Institution’ means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.”

“‘EEA Member Country’ means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.”

“‘EEA Resolution Authority’ means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.”

“‘EU Bail-In Legislation Schedule’ means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.”

“‘Write-Down and Conversion Powers’ means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.”.

(b)          The definition of “Compliance Period” contained in Section 1.1 of the Credit Agreement is hereby amended by (i) inserting the following immediately after “$25,000,000”: “; provided that the aggregate amount of non-Cash Collateralized Letters of Credit Outstanding excluded pursuant to this parenthetical shall not exceed $50,000,000” and (ii) replacing “30.0% of the amount of the Total Revolving Credit Commitment” with “$120,000,000”.

(c)          The definitions of “Existing Revolving Credit Class”, “Existing Revolving Credit Commitment”, “Existing Revolving Credit Loans”, “Existing Term Loan Class”, “Extended Revolving Credit Commitments”, “Extended Revolving Credit Loans”, “Extended Term Loans”, “Extending Lender”, “Extension Amendment”, “Extension Date”, “Extension Election”, “Section 2.14 Additional Amendment” and “Specified Existing Revolving Credit Commitment” contained in Section 1.1 of the Credit Agreement are each hereby amended by replacing each reference to “Section 2.14(f)” with a reference to “Section 2.14(g)”.

(d)          The definition of “Lender-Related Distress Event” contained in Section 1.1 of the Credit Agreement is hereby amended by inserting the following immediately prior to the period “.” at the end thereof: “ or such person that directly or indirectly controls such Lender becoming the subject of a Bail-in Action”.

(e)          The definition of “LIBOR Rate” contained in Section 1.1 of the Credit Agreement is hereby amended by inserting the following immediately after “1.00% per annum”: “provided further that, notwithstanding the foregoing, in no event shall the LIBOR Rate applicable to the Revolving Credit Loans at any time be less than 0.00% per annum”.

(f)           The definition of “Maximum Incremental Facilities Amount” contained in Section 1.1 of the Credit Agreement is hereby amended by (i) replacing “$500,000,000” with “if, as of the last day of the most recently ended Test Period, the Consolidated Senior Secured Debt to Consolidated EBITDA Ratio is equal to or less than 5.50 to 1.00, $250,000,000 (and otherwise, for the avoidance of doubt, $0)” and (ii) replacing the reference to “Section 10.1(bb)(i)(a)” with a reference to “Section 10.1(x)(i)(a)”.

(g)          The definition of “Refinancing Permitted Other Indebtedness” contained in Section 1.1 of the Credit Agreement is hereby amended by replacing the reference to “Section 10.1(bb)(ii)” with a reference to “Section 10.1(x)(ii)”.

(h)          The definition of “Revolving Credit Commitment” contained in Section 1.1 of the Credit Agreement is hereby amended by inserting the following immediately at the end thereof: “The aggregate Revolving Credit Commitments of all Revolving Credit Lenders shall be $360,000,000 on the Amendment No. 1 Effective Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement”.

(i)           The definition of “Revolving Credit Maturity Date” contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Revolving Credit Maturity Date” shall mean (a) with respect to each Amendment No. 1 Consenting Revolving Credit Lender (other than any Amendment No. 1 Consenting Revolving Credit Lender who has previously notified the Administrative Agent in writing that it will not extend its prior Revolving Credit Maturity Date, with respect to whom clause (b) of this definition will apply), April 30, 2020 and (b) with respect to each Amendment No. 1 Non-Consenting Revolving Credit Lender, July 30, 2018, and, in each case with respect of clauses (a) and (b), if such date is not a Business Day, the next preceding Business Day.

2.2          Amendment to Section 2.1(b)(i). Section 2.1(b)(i) of the Credit Agreement is hereby amended by (a) deleting the “and” at the end of clause (E), (b) inserting “and” at the end of clause (F) and (c) inserting the following new clause (G) immediately after clause (F): “if after giving effect thereto the sum of (1) the aggregate Dollar Equivalent principal amount of all Revolving Credit Loans and Swingline Loans then outstanding and (2) the aggregate non-Cash Collateralized Letters of Credit Outstanding at such time exceeds $300,000,000, shall not result in the Consolidated Senior Secured Debt to Consolidated EBITDA Ratio exceeding 7.00:1.00 (calculated on a Pro Forma Basis giving effect to all Investments, acquisitions, dispositions, mergers, consolidations and disposed operations since the last day of the most recently ended Test Period (and the change in Consolidated EBITDA resulting therefrom))”.

2.3          Amendment to Section 2.5(c). Section 2.5(c) of the Credit Agreement is hereby amended by replacing the reference to “Section 2.14(f)” with a reference to “Section 2.14(g)”.

2.4          Amendment to Section 2.14(g). Section 2.14(g) of the Credit Agreement is hereby amended by (a) replacing all references to “Section 2.14(f)” with a reference to “Section 2.14(g)” and (b) replacing “$50,000,000” in clause (iv) thereof with “$35,000,000”.

2.5          Amendment to Section 4.2. Section 4.2 of the Credit Agreement is hereby amended by replacing all references to “Section 2.14(f)” with a reference to “Section 2.14(g)”.

2.6          Amendment to Section 5.1(a). Section 5.1(a) of the Credit Agreement is hereby amended by replacing the reference to “Section 2.14(f)” with a reference to “Section 2.14(g)”.

2.7          Amendment to Section 10.5(a)(4). Section 10.5(a)(4) of the Credit Agreement is hereby amended by (a) deleting the “and” at the end of clause (ii), (b) inserting “and” at the end of clause (iii) and (c) inserting the following new clause (iv) immediately after clause (iii): “with respect to Restricted Payments made pursuant to clause (1) above (and for the avoidance of doubt not with respect to Restricted Payments permitted under clauses (1)(A) and/or (1)(B) thereto), in the case of sub-clauses (A), (D), (E), (F) and (G) in clause (iii) above, after giving Pro Forma Effect to such Restricted Payments the Consolidated Total Debt to Consolidated EBITDA Ratio is equal to or less than 5.00:1.00.”

2.8          Amendment to Section 10.5(b)(3). Section 10.5(b)(3) of the Credit Agreement is hereby amended by replacing all references to “Section 10.1(bb)(i)(b)” with a reference to “Section 10.1(x)(i)(b)”.

2.9          Amendment to Section 10.5(b)(7). Section 10.5(b)(7) of the Credit Agreement is hereby amended by replacing “125,000,000” with “100,000,000”.

2.10        Amendment to Section 10.5(b)(11). Section 10.5(b)(11) is hereby amended by inserting the following at the end of such Section, immediately after the “;”: “ provided that after giving Pro Forma Effect to any such Restricted Payment constituting a dividend or distribution made pursuant to this clause (11), the Consolidated Total Debt to Consolidated EBITDA Ratio is equal to or less than 5.00:1.00;”

2.11         Amendment to Section 13. Section 13 of the Credit Agreement is hereby amended by adding at the end of Section 13.22 a new Section 13.23 to read as follows:

“SECTION 13.23. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)          the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)          the effects of any Bail-in Action on any such liability, including, if applicable:

i)          a reduction in full or in part or cancellation of any such liability;

ii)          a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or

iii)          the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”.

2.12         Voluntary Reduction of Revolving Credit Commitments. The Borrowers hereby provide written notice that upon the effectiveness of this Amendment No. 1, the Revolving Credit Commitments shall be reduced pursuant to Section 4.2 of the Credit Agreement by an amount equal to $40,000,000. Accordingly, on the Amendment No. 1 Effective Date, the aggregate Revolving Credit Commitments of all Revolving Credit Lenders shall be $360,000,000.

Section 3. Representations.

Each Credit Party hereby represents and warrants that:

3.1          All representations and warranties of the Credit Parties contained herein, in the Credit Agreement (as amended by this Amendment No. 1) or in the other Credit Documents shall be true and correct in all material respects (or, if qualified by “materiality,” “Material Adverse Effect” or similar language, in all respects (after giving effect to such qualification)) with the same effect as though such representations and warranties had been made on and as of the Amendment No. 1 Effective Date, except to the extent that such representations and warranties expressly relate to an earlier specified date or period, in which case such representations and warranties shall have been true and correct in all material respects as of the date when made or for the respective period, as the case may be.

3.2          The Revolving Credit Commitments and the Term Loans are “grandfathered obligations” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

3.3          On the Amendment No. 1 Effective Date, no Default or Event of Default shall exist immediately before or after giving effect to the effectiveness hereof.

Section 4. Effectiveness. This Amendment No. 1 shall be effective on the date (the “Amendment No. 1 Effective Date”) on which each of the following conditions have been satisfied (or waived) in accordance with the terms therein:

(a)          This Amendment No. 1 shall have been executed and delivered each Credit Party, the Administrative Agent, the Collateral Agent, Lenders constituting the Required Lenders, each Amendment No. 1 Consenting Revolving Credit Lender, the Letter of Credit Issuer and the Swingline Lender;

(b)          all fees and out-of-pocket expenses required to be paid or reimbursed by Holdings and each of the Borrowers pursuant to Section 13.5 of the Credit Agreement in connection with this Amendment No. 1 shall have been paid or reimbursed by (or on behalf of) Holdings and each of the Borrowers;

(c)          The Administrative Agent shall have received an opinion of Simpson Thacher & Bartlett LLP, in form and substance reasonably satisfactory to the Administrative Agent;

(d)          Revolving Credit Lenders holding not less than $50,000,000 in Revolving Credit Commitments shall constitute Amendment No. 1 Consenting Revolving Credit Lenders; and

(e)          The representations and warranties in Section 3 of this Amendment No. 1 shall be true and correct in all material respects (or if qualified by “materiality,” “material adverse effect” or similar language, in all respects (after giving effect to such qualification)) on the Amendment No. 1 Effective Date.

Section 5. Miscellaneous.

5.1          Extended Revolving Credit Commitments; Extended Revolving Credit Loans; Extension Amendment. This Amendment No. 1 shall constitute an Extension Amendment. Revolving Credit Commitments of each Amendment No. 1 Consenting Revolving Credit Lender (other than any Amendment No. 1 Consenting Revolving Credit Lender who has previously notified the Administrative Agent in writing that it will not extend its prior Revolving Credit Maturity Date) shall constitute Extended Revolving Credit Commitments. Revolving Credit Loans of each Amendment No. 1 Consenting Revolving Credit Lender (other than any Amendment No. 1 Consenting Revolving Credit Lender who has previously notified the Administrative Agent in writing that it will not extend its prior Revolving Credit Maturity Date) shall constitute Extended Revolving Credit Loans.

5.2          Credit Agreement Unaffected. Each reference that is made in the Credit Agreement or any Credit Document to the Credit Agreement shall hereafter be construed as a reference to the Credit Agreement, as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby and this Amendment No. 1 will not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and will continue in full force and effect. This Amendment No. 1 is a Credit Document.

5.3          Reaffirmation. Each of the undersigned Credit Parties acknowledges (i) all of its Obligations (as amended hereby) under the Credit Agreement and each other Credit Document to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) its grant of security interests pursuant to the Credit Documents are reaffirmed and remain in full force and effect after giving effect to this Amendment No. 1, (iii) the Obligations include, among other things and without limitation, the due and punctual payment of the principal of, interest on, and premium (if any) on, the Revolving Credit Commitments effected pursuant to this Amendment No. 1, and (iv) the execution of this Amendment No. 1 shall not operate as a waiver of any right, power or remedy of the Administrative Agent, the Collateral Agent or any other Secured Party, constitute a waiver of any provision of any of the Credit Documents or serve to effect a novation of the Obligations.

5.4          Counterparts. This Amendment No. 1 may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

5.5          Expenses. Holdings and each of the Borrowers agree to pay on demand all costs and expenses required to be paid or reimbursed pursuant to Section 13.5 of the Credit Agreement incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment No. 1, including without limitation, the reasonable costs, fees, expenses and disbursements of the Administrative Agent’s legal counsel.

5.6          Severability. Any term or provision of this Amendment No. 1 held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment No. 1, and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

5.7          Entire Agreement. This Amendment No. 1 is specifically limited to the matters expressly set forth herein. This Amendment No. 1 and all other instruments, agreements and documents executed and delivered in connection with this Amendment No. 1 embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment No. 1, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

5.8          Governing Law; Submission to Jurisdiction, Venue. The provisions of Sections 13.12 and 13.13 of the Credit Agreement apply to this Amendment No. 1, mutatis mutandis.

5.9          JURY TRIAL WAIVER. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT NO. 1 OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, this Amendment No. 1 to Credit Agreement has been executed by the parties hereto as of the date first written above.

HOLDINGS:

RENAISSANCE PARENT CORP.

By:	/s/ Josh Weisenbeck
Name: Josh Weisenbeck
Title: Vice President

U.S. BORROWER:

GARDNER DENVER, INC.

By:	/s/ Andrew R. Schiesl
Name: Andrew R. Schiesl
Title: Secretary and General Counsel

GERMAN BORROWER:

GD GERMAN HOLDINGS II GMBH

By:	/s/ Andrew R. Schiesl
Name: Andrew R. Schiesl
Title: Managing Director

UK BORROWER:

GD FIRST (UK) LIMITED

By:	/s/ Andrew R. Schiesl
Name: Andrew R. Schiesl
Title: Managing Director

[Amendment No. 1 Signature Page (Gardner Denver)]

CREDIT PARTIES:

GD ARIA US FINANCE LLC
GD ARIA US FINANCE #2 LLC

By: Gardner Denver, Inc., as Manager

By:	/s/ Andrew R. Schiesl
Name: Andrew R. Schiesl
Title: Secretary and General Counsel

AIR-RELIEF, INC.
EMCO WHEATON USA, INC.
GARDNER DENVER HOLDINGS INC.
GARDNER DENVER INTERNATIONAL, INC.
GARDNER DENVER OBERDORFER PUMPS INC.
GARDNER DENVER THOMAS, INC.
GARDNER DENVER WATER JETTING SYSTEMS, INC.
LEROI INTERNATIONAL, INC.
ROBUSCHI USA, INC.
GARDNER DENVER PETROLEUM PUMPS LLC
THOMAS INDUSTRIES INC.
TRI-CONTINENT SCIENTIFIC, INC.

By:	/s/ Andrew R. Schiesl
Name: Andrew R. Schiesl
Title: President

GARDNER DENVER NASH LLC

By:	/s/ Andrew R. Schiesl
Name: Andrew R. Schiesl
Title: Secretary

[Amendment No. 1 Signature Page (Gardner Denver)]

THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT:

UBS AG, STAMFORD BRANCH,
as Administrative Agent and Collateral Agent

By:	/s/ Darelene Arias
Name: Darlene Arias
Title: Director

By:	Denise Bushee
Name: Denise Bushee
Title: Associate Director

LETTER OF CREDIT ISSUER AND AS SWINGLINE LENDER

UBS AG, STAMFORD BRANCH,
as Letter of Credit Issuer and as Swingline Lender

By:	/s/ Darelene Arias
Name: Darlene Arias
Title: Director

By:	Denise Bushee
Name: Denise Bushee
Title: Associate Director

[Amendment No. 1 Signature Page (Gardner Denver)]

[Revolving Credit Lender signature page]
,
(Name of Institution), as a Revolving Credit Lender

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 1 Signature Page (Gardner Denver)]

[Term Loan Lender signature page]
,
(Name of Institution), as a Term Loan Lender

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 1 Signature Page (Gardner Denver)]